UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HEMOSENSE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF

2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 14, 2007

To our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of HemoSense, Inc. (the “Company”). The meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, PC located on 650 Page Mill Road, Palo Alto, California 94304, on Wednesday, March 14, 2007, for the following purposes:

1.	To elect one Class II director to serve for a three-year term that expires at the 2010 Annual Meeting of Stockholders and until his successor has been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2007; and

3.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The meeting will begin promptly at 12:00 p.m., local time, and check-in will begin at 11:30 a.m., local time. Only holders of record of shares of our common stock (AMEX: HEM) at the close of business on January 19, 2007 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 651 River Oaks Parkway, San Jose, California 95134.

By order of the Board of Directors,

/s/ JAMES D. MERSELIS
James D. Merselis President and Chief Executive Officer

San Jose, California

January 29, 2007

YOUR VOTE IS IMPORTANT!

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	3
Can I change my vote?	3
Is my vote confidential?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	4
How are “broker non-votes” counted?	5
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	5
Who is soliciting my vote and who will bear the costs of this solicitation?	5
Where can I find the voting results of the meeting?	6
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6

STOCK OWNERSHIP	7

Security Ownership of Certain Beneficial Owners and Management	7
Compliance with Section 16(a) Filing Requirements	8

CORPORATE GOVERNANCE AND BOARD MATTERS	9

Director Independence	9
Committees of the Board	9
Meetings Attended by Directors	10
Director Nominees	10
Director Compensation	11
Code of Ethics	11
Compensation Committee Interlocks and Insider Participation	11
Certain Relationships and Related Transactions	11
Communications with the Board by Stockholders	11

REPORT OF THE AUDIT COMMITTEE	12

REPORT OF THE COMPENSATION COMMITTEE	14

PROPOSAL ONE—ELECTION OF DIRECTORS	16

Classes of the Board of Directors	16
Director Nominee	16

ii

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 14, 2007

The Board of Directors of HemoSense, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2007 Annual Meeting of Stockholders to be held on Wednesday, March 14, 2007, beginning at 12:00 p.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, PC located on 650 Page Mill Road, Palo Alto, California 94304, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

In this proxy statement: the terms “we”, “our”, “HemoSense” and the “Company” each refer to HemoSense, Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended September 30, 2006, filed with the U.S. Securities and Exchange Commission on December 27, 2006; and the term “Annual Meeting” means our 2007 Annual Meeting of Stockholders.

We are sending these proxy materials on or about February 7, 2007, to all stockholders of record at the close of business on January 19, 2007 (the “Record Date”).

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date (which was January 19, 2007). As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?

At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?

You are entitled to attend the meeting only if you were a HemoSense stockholder (or joint holder) of record as of the close of business on January 19, 2007, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 12:00 p.m., local time. Check-in will begin at 11:30 a.m., local time.

Who is entitled to vote at the meeting?	Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 13,027,070 shares of our common stock were outstanding. Each outstanding share of our common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are 13,027,070 maximum of votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of our common stock representing at least 6,513,536 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:

1.	the election of a nominee to serve as a Class II director on our Board; and

2.	the ratification of the appointment of our independent registered public accounting firm for the 2007 fiscal year.

These proposals are described more fully below in this proxy statement. As of the date of this proxy statement, the only business that our Board intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board recommend that I vote?	Our Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of our independent registered public accounting firm for the 2007 fiscal year.

What shares can I vote at the meeting?

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most HemoSense stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to HemoSense or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. HemoSense stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?

Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?

You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HemoSense or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to HemoSense management.

What vote is required to approve each item and how are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The director nominee receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II director. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Auditors. For the ratification of the appointment of our independent registered public accounting firm, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of an independent registered public accounting firm are considered routine matters. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?

Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holders, James D. Merselis (our President and Chief Executive Officer) and Gordon Sangster (our Vice President, Finance and Chief Financial Officer), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Who will serve as inspector of election?	We expect a representative of Computershare Trust Company, Inc., our transfer agent, to tabulate the votes and act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each HemoSense proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?

Your vote is being solicited on behalf of the Board, and the Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2007.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the HemoSense proxy statement for the annual meeting to be held in 2008, the written proposal must be received by the Secretary of HemoSense at our principal executive offices no later than October 10, 2007, or 120 days prior to the mailing date of the HemoSense proxy statement. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the HemoSense proxy statement is instead a reasonable time before HemoSense begins to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the U.S. Securities and Exchange Commission (the “SEC”). Proposals should be addressed to:

Secretary

HemoSense, Inc.

651 River Oaks Parkway

San Jose, California 95134

Nomination of Director Candidates: You may propose director candidates for consideration by our Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary of HemoSense at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by the Bylaws of HemoSense, as well as a statement by the nominee consenting to being named as a nominee and to serve as a director if elected. In addition, the stockholder must give timely notice to the Secretary of HemoSense in accordance with the provisions of our Bylaws, which require that the notice be received by the Secretary of HemoSense no later than October 10, 2007.

Copy of Bylaw Provisions: You may contact the Secretary of HemoSense at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of our common stock;

•	each of our executive officers named in the Summary Compensation Table on page 21 (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of January 15, 2007 (the most recent practicable date) through the exercise of any stock option or other right. The number and percentage of shares beneficially owned is computed on the basis of 13,073,789 shares of our common stock outstanding as of the January 15, 2007 The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by principal stockholders or Schedules 13D and 13G filed with the SEC. Shares of our common stock that a person has the right to acquire within 60 days of January 15, 2007 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o HemoSense, Inc., 651 River Oaks Parkway, San Jose, California 95134.

Name and Address of Beneficial Owner	Number of Shares Outstanding	Warrants and Options Exercisable within 60 days	Approximate Percent Owned
Entities affiliated with MPM Capital (1) 111 Huntington Ave., 31st Floor Boston, MA 02199	4,303,719	42,225	33.2%
New Enterprise Associates 12, Limited Partnership (2) 1119 St. Paul Street Baltimore, MD 21202	1,772,151	—	13.6%
JPMorgan Asset Management, Inc. 270 Park Avenue New York, NY 10017	1,404,900	—	10.7%
W Capital Partners Ironworks, L.P. (3) One East 52nd St., 5th Floor New York, NY 10022	820,161	6,900	6.3%
Entities affiliated with Balyasny Asset Management (4) 181 West Madison, Suite 3600 Chicago, IL 60602	738,000	—	5.6%
Vanguard V, L.P. (5) 1330 Post Oak Boulevard, Suite 1550 Houston, TX 77056	684,157	—	5.3%
James D. Merselis	—	262,786	2.0%
Gordon Sangster	—	—	*
Timothy Still	—	75,820	*
Richard P. Powers	—	3,750	*
Edward F. Brennan, PhD	—	44,447	*
Gregory M. Ayers, M.D., PhD	20,642	51,250	*
Robert D. Ulrich, PhD	—	3,750	*
Kurt C. Wheeler	—	3,750	*
All directors and executive officers as a group (8 persons)	20,642	445,553	3.6%

*	Less than 1%.
(1)	Includes 319,765 shares and 3,137 shares issuable upon exercise of warrants within 60 days held by MPM BioVentures II, L.P., 2,897,266 shares and 28,427 shares issuable upon exercise of warrants within 60 days held by MPM BioVentures II-QP, L.P., 1,019,981 shares and 10,007 shares issuable upon exercise of warrants within 60 days held by MPM BioVentures GmbH & Co. Parallel-Beteiligungs KG and 66,707 shares and 654 shares issuable upon exercise of warrants within 60 days held by MPM Asset Management Investors 2000 B LLC. MPM Asset Management II, LLC is the general partner of MPM Asset Management II, L.P, the general partner of MPM BioVentures GmbH & Co. Parallel-Beteiligungs KG, MPM BioVentures II, L.P. and MPM BioVentures II-QP, L.P. Ansbert Gadicke, Michael Steinmetz, Luke Evnin, Nicholas Galakatos and Kurt Wheeler, as investment managers of MPM Asset Management II, LLC, the general partner of MPM Asset Management II, L.P., and MPM Asset Management Investors 2000 B LLC, share voting and investment power with respect to shares held by MPM BioVentures GmbH & Co. Parallel-Beteiligungs KG, MPM BioVentures II, L.P., MPM Bio Ventures II-QP, L.P. and MPM Asset Management Investors 2000 B LLC. Mr. Wheeler disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(2)	NEA Partners 12, Limited Partnership is the general partner of New Enterprise Associates 12, Limited Partnership. NEA 12 GP, LLC is the general partner of New Enterprise Associates 12, Limited Partnership. Michael James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins, Krishna Kolluri, C. Richard Kramlich, Charles M. Linehan, Peter T. Morris, Charles W. Newhall III, Mark W. Perry and Scott D. Sandell are the managers of NEA 12 GP, LLC and share voting and investment power with respect to shares held by NEA Partners 12, Limited Partnership. Each of these individuals disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(3)	WCP I, L.L.C. is the general partner of W Capital Partners Ironworks, L.P. David S. Wachter, Stephen Wertheimer and Robert J. Migliorino, as managing members of WCP I, L.L.C., share voting and investment power with respect to shares held by W Capital Partners Ironworks, L.P.
(4)	Includes 98,455 shares held by Atlas Master Fund, Ltd., 242,743 shares held by Visium Balanced Fund, LP, 328,366 shares held by Visium Balanced Fund Offshore, Ltd. and 68,436 shares held by Visium Long Bias Fund Offshore, Ltd. Dmitry Balyasny is the sole managing member of the general partner of Balyasny Asset Management L.P., which is the sole managing member of Atlas Global, LLC, which is a 12.11% equity holder in Atlas Master Fund, Ltd., and the investment subadvisor to each of Visium Balanced Fund, LP, Visium Balanced Fund Offshore, Ltd. and Visium Long Bias Fund Offshore, Ltd. Mr. Balyasny disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(5)	Includes 684,157 shares held by Vanguard V, L.P. Dr. Ulrich is a member of Vanguard V Venture Partners, LLC, the general partner of Vanguard V, L.P., and shares voting and investment power with respect to shares held by Vanguard V, L.P. with Jack M. Gill, Clifford H. Higgerson and Curtis K. Myers, the other members of Vanguard V Venture Partners, LLC. Dr. Ulrich disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

Compliance with Section 16(a) Filing Requirements

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from reporting persons that we believe that during our fiscal year ended September 30, 2006, all Forms 3, 4 or 5 were timely filed.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board consists of seven directors. The Company’s directors are Gregory M. Ayers, M.D., PhD, Edward F. Brennan, PhD, James D. Merselis, Richard P. Powers, Harvey Schloss, Robert D. Ulrich, PhD and Kurt Wheeler. Our Board has determined that each of the directors other than James D. Merselis, the Company’s President and Chief Executive Officer, Edward F. Brennan and Gregory Ayers satisfy the current “independent director” standards established by rules of the American Stock Exchange (“Amex”).

Committees of the Board

Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. From time to time, our Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the committees are described below.

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Non-Employee Directors:

Gregory M. Ayers, M.D., PhD

Edward F. Brennan, PhD		X	X

Richard P. Powers	X*

Harvey Schloss	X

Robert D. Ulrich, PhD	X	X	X*

Kurt Wheeler		X*

Employee Director:

James D. Merselis

Number of Meetings Held During the Last Fiscal Year	9	2	1

X = Committee member

*  = Chairman of Committee

Audit Committee. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements. In this role, the Audit Committee monitors and oversees the integrity of the Company’s financial statements and related disclosures, the qualifications, independence, and performance of the Company’s independent auditor, and the Company’s compliance with applicable legal requirements and its business conduct policies. Our Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the AMEX rules and the independence requirements of the SEC. Our Board has determined that Richard P. Powers continues to qualify as an “audit committee financial expert,” as defined in SEC rules. The Audit Committee has a written charter, which was adopted by our Board in March 2005. The report of the Audit Committee appears on page 12 of this proxy statement.

Compensation Committee. The Compensation Committee, together with the Chief Executive Officer and the Board, establishes compensation for the other executive officers and administers the 2005 Equity Incentive Plan and 1997 Stock Plan. The Compensation Committee has a written charter, which was adopted by our Board in March 2005. The report of the Compensation Committee appears beginning on page 14 of this proxy statement.

Nominating and Governance Committee. The Nominating and Governance Committee advises the Company’s management in fields related to current or future business directions of the Company, and regularly reviews issues and developments relating to corporate governance and formulating and recommending corporate governance standards to the Board of Directors. The Nominating and Governance Committee also approves all nominees for membership on the Board, including the slate of director nominees to be proposed by the Board to our stockholders for election or any director nominees to be elected or appointed by the Board to fill interim director vacancies on the Board.

Meetings Attended by Directors

The Board held 11 meetings during fiscal 2006. The Audit Committee held 9 meetings, the Compensation Committee held 2 meetings, and the Nominating and Governance Committee held 1 meeting in fiscal 2006. No director attended fewer than 75% of the meetings of the Board or committee(s) on which he or she served during fiscal 2006.

The directors of the Company are encouraged to attend the Company’s annual meeting of stockholders. The Company held its annual meeting of stockholders for fiscal 2005 on March 16, 2006, which all of the Company’s directors attended.

Director Nominees

Nominations. The Nominating and Governance Committee has not established a formal procedure for considering nominees for director nominated by the Company’s stockholders. The Board believes that our independent committee can identify appropriate candidates to our Board. Stockholders may nominate candidates for director in accordance with the advance notice and other procedures contained in our Bylaws.

Director Qualifications. While the Nominating and Governance Committee has not established formal procedures or specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. Additionally, candidates and nominees must ultimately reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are predominantly independent, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

Stockholder Nominations and Recommendations. As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on our Board. In addition, while the Nominating and Governance Committee has not established a formal procedure for considering nominees for director nominated by the Company’s stockholders, the Committee may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Secretary at 651 River Oaks Parkway, San Jose, California 95134: the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, professional and personal references, information regarding any relationships between the candidate and HemoSense within the last three years and evidence of ownership of HemoSense stock by the recommending stockholder.

Identifying and Evaluating Director Nominees. Typically new candidates for nomination to the Board are suggested by existing directors or by our executive officers, although candidates may initially come to our attention through professional search firms, stockholders or other persons. The Nominating and Governance Committee of the Board shall carefully review the qualifications of any candidates who have been properly brought to its attention. Such a review may, in the Committee’s discretion, include a review solely of information provided to the Committee or may also include discussion with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper. The Committee shall consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Nominating and Governance Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, and other commitments. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the Committee using the same criteria as other candidates.

Director Compensation

We reimburse our non-employee directors for their expenses incurred in connection with attending board and committee meetings and compensate them with an annual retainer amount and fees for participating as board or committee members. The annual retainer amount is $6,000, and the fees for participating in board meetings are $1,500 ($750 if by phone) and in committee meetings are $1,000 ($500 if by phone). We have in the past granted non-employee directors options to purchase our common stock pursuant to the terms of our 1997 and 2005 Stock Plans, and our board continues to have the discretion to grant options to new and continuing non-employee directors.

Additionally, the 2005 Equity Incentive Plan provides that each director will automatically receive:

•	one-time option grants of 11,250 shares vesting annually over three years from the date of joining the board which are to be granted on such date at an exercise price equal to the fair market value of our common stock on the date of grant; and

•	annual option grants of 3,750 shares vested in full on the third anniversary of the date of grant which are to be granted on the date of each annual stockholder meeting following the closing of the Company’s initial public offering on July 1, 2005 at an exercise price equal to the fair market value of our common stock on the date of grant, provided that such grant will only be made to non-employee directors that have been members of the board for at least six months at the time of such annual stockholder meeting.

Code of Ethics

HemoSense is committed to maintaining the highest standards of business conduct and ethics. Our Code of Ethics (the “Code”) reflects our values and the business practices and principles of behavior that support this commitment. The Code satisfies SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the AMEX listing standards requirement for a “code of conduct.” The Code is available on the Company’s website at www.HemoSense.com under “Investors—Corporate Governance—Code of Ethics.” We will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or AMEX, on our website.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee nor any executive officer of HemoSense has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is an officer or employee of HemoSense.

Certain Relationships and Related Transactions

In the Company’s last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate families had or will have a direct or indirect material interest. There are no other family relationships among any of our directors or executive officers.

Communications with the Board by Stockholders

Stockholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Board of Directors, c/o Secretary, HemoSense, Inc., 651 River Oaks Parkway, San Jose, California 95134. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors is comprised solely of independent directors (as defined by AMEX rules) and who were all appointed by the Board of Directors. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which can be found on the Company’s website at www.HemoSense.com under “Investors – Corporate Governance – Board Committee Charters.” The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of HemoSense’s financial reporting, integrity of financial statements, internal controls and internal audit functions. The Audit Committee has authority to retain outside legal, accounting or other advisors as it deems necessary to carry out its duties and to require HemoSense to pay for such expenditures.

The Audit Committee monitors HemoSense’s external audit process, including the scope, fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has responsibility for the appointment, compensation, retention and oversight of HemoSense’s independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of HemoSense’s financial, accounting and internal controls. In addition, the Audit Committee generally oversees HemoSense’s internal compliance programs. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules.

The Audit Committee provides advice, counsel and direction to management and the registered public accounting firm on matters for which it is responsible based on the information it receives from management and the registered public accounting firm and the experience of its members in business, financial and accounting matters.

Management is responsible for the preparation and integrity of HemoSense’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.

HemoSense’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of HemoSense’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for 2006 with HemoSense’s management.

2. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard

[1]	The material in this report, the Compensation Committee Report and under the caption “Performance Graph” are not “soliciting material,” and are not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with PricewaterhouseCoopers LLP their independence.

4. Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HemoSense’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

The foregoing report is provided by the undersigned members of the Audit Committee.

Members of the Audit Committee

Richard P. Powers, Chairman

Harvey Schloss

Robert D. Ulrich, PhD

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is comprised solely of non-employee directors, as such term is defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, each of whom must at all times meet all other applicable federal securities and American Stock Exchange listing requirements to qualify as an independent director, and who were all appointed by the Board of Directors. The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which can be found on the Company’s website at www.HemoSense.com under “Investors – Corporate Governance – Board Committee Charters,” and has overall responsibility for executive compensation programs, policies and practices.

Compensation Philosophy

The Compensation Committee is responsible for ensuring that HemoSense adopts and maintains responsible and responsive compensation programs for its officers and directors. HemoSense operates in the competitive and rapidly changing environment of high technology and medical device businesses. The Compensation Committee seeks to establish compensation policies that allow HemoSense the flexibility to respond to changes in its business environment. Our overall executive compensation philosophy is designed to enhance stockholder value. To meet this philosophy, we follow a set of guiding principals that requires us to provide competitive compensation to attract and retain highly qualified directors, officers and employees and to align the financial interest of the executive team with those of our stockholders through an effective implementation of the compensation programs discussed below.

The Compensation Committee determines, together with the Board, the compensation levels for the Chief Executive Officer and the other executive officers based on competitive compensation opportunities, their relative contribution to the financial success of HemoSense, and their personal performance in 2006. The Compensation Committee commissioned an independent consultant to provide a survey of executive officer compensation for similarly situated companies. It is the Compensation Committee’s objective to have a substantial portion of each officer’s compensation contingent upon HemoSense’s performance as well as upon his or her own level of performance. Accordingly, the compensation package for the chief executive officer and other executive officers is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (ii) variable performance awards payable in cash and tied to HemoSense’s achievement of financial performance targets and personal performance, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and HemoSense’s stockholders.

Compensation Program

In addition to determining general compensation policy and setting salaries, the Compensation Committee and the whole Board is also responsible for the administration of the 2005 Equity Incentive Plan and the 1997 Stock Plan. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salary. In setting compensation packages for executive officers, the Compensation Committee reviews compensation levels for comparable positions within our industry and other high technology and medical device companies. Individual executive officer base salary may vary depending on time in position, assessment of individual performance, salary relative to equity and critical nature of the position relative to our success.

Bonus Program. In addition to base compensation, HemoSense has established a bonus program approved by the Compensation Committee for executive officers and other personnel. Bonus opportunities under this program are based on individual and Company financial performance factors.

Payments under this bonus program are made quarterly for all executives. The bonus payment to any employee is based on a number of specific criteria based (i) on the Company’s financial performance with respect to revenue and total Company expenses on a quarterly basis, and (ii) each individual’s achievement of certain personal goals as assessed by the Committee or its designated administrator from time to time. Underachievement or overachievement of the corporate goals may result in bonus payments lower or higher than the targeted bonus amounts described above. The Committee retains the discretion to modify the bonuses that are paid based on actual performance.

Long-Term Incentives. Our 2005 Equity Incentive Plan provides for the issuance of options to our officers and employees to purchase shares of our common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted as a reward for past individual and corporate performance and as an incentive for future performance and are an essential component in aligning the interests of management and the stockholders.

2006 Compensation for the Chief Executive Officer and other executive officers

James D. Merselis’s, Paul Balsara’s, Maria Navarro’s, Timothy Still’s and Gordon Sangster’s salaries for 2006 were determined by the Compensation Committee, together with the Board, based on an assessment of the current market and compensation for an executive of the level of experience and expertise in similar companies within the medical device and medical diagnostics industry, with consideration for past performance and anticipated future contribution.

Internal Revenue Code Section 162(m) and Limitations on Executive Compensation

Section 162(m) of the United States Internal Revenue Code of 1986, as amended, may limit our ability to deduct for United States federal income tax purposes compensation paid to either our Chief Executive Officer or to any four other highest paid executive officers in any one fiscal year that is, for each such person, in excess of $1,000,000. None of our executive officers received any such compensation in excess of this limit during fiscal year 2006.

Grants under the 2005 Equity Incentive Plan are not subject to the deduction limitation; however, in order to preserve our ability to deduct the compensation income associated with options granted to such executive officers pursuant to Section 162(m) of the Code, our 2005 Equity Incentive Plan provides that no optionee may be granted option(s) to purchase more than 500,000 shares of our common stock in any one fiscal year; provided in connection with any optionee’s initial service, an optionee may be granted an option to purchase up to 1,000,000 shares of our common stock in the fiscal year in which such optionee is hired.

The foregoing report is provided by the undersigned members of the Compensation Committee.

Members of the Compensation Committee

Kurt C. Wheeler, Chairman

Edward F. Brennan, PhD

Robert D. Ulrich, PhD

PROPOSAL ONE – ELECTION OF DIRECTORS

Classes of the Board of Directors

Our Amended and Restated Certificate of Incorporation and Bylaws provide that our Board shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Our Board currently consists of seven directors, divided among the three classes as follows: two Class I directors, Robert D. Ulrich, PhD and Kurt C. Wheeler, whose terms expire at our Annual Meeting of Stockholders to be held in 2009; two Class II directors, Gregory M. Ayers, M.D., PhD and Edward F. Brennan, PhD, whose terms expire at this Annual Meeting; and three Class III directors, James D. Merselis, Richard P. Powers and Harvey Schloss, whose terms expire at our Annual Meeting of Stockholders to be held in 2008.

The names of each member of the Board, the class in which they serve, their ages as of the Record Date, principal occupation and length of service on the Board is as follows:

Name	Term Expires	Age	Principal Occupation	Director Since
Class II Nominee to be re-elected at the 2007 Annual Meeting
Edward F. Brennan, PhD (1)(3)	2007	55	President and Chief Executive Officer, CryoCor, Inc.	2000
Class II Director whose term expires at the 2007 Annual Meeting
Gregory M. Ayers, M.D., PhD	2007	44	Medical Device Consultant	2000

Class III Directors whose terms expire at the 2008 Annual Meeting
James D. Merselis	2008	52	President and Chief Executive Officer	2002
Richard P. Powers (2)	2008	62	Vice President and CFO, Anesiva, Inc.	2005
Harvey Schloss (2)	2008	63	Independent Consultant	2006

Class I Directors whose terms expire at the 2009 Annual Meeting
Robert D. Ulrich, PhD (1)(2)(3)	2009	61	General Partner, Vanguard Ventures V	1997
Kurt C. Wheeler (1)	2009	54	General Partner, Clarus Ventures, LLC	2002

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Governance Committee

Director Nominee

The Board has nominated Edward F. Brennan, PhD for re-election as a Class II director.

Edward F. Brennan, PhD has served as a member of our board of directors since October 2000 and has been Chairman of our board of directors since October 2003. From January 2001 to June 2002, Dr. Brennan served as our interim Executive Vice President, Regulatory and Quality Affairs. Since January 2005, Dr. Brennan served as Chief Operating Officer of CryoCor, Inc. and currently serves as its President and Chief Executive Officer and member of the board of directors since March 2006. From January 2001 to December 2003, Dr. Brennan was Managing Director for Perennial Ventures, a venture fund focused on early-stage investing in technology companies. From January 2000 to December 2000, Dr. Brennan served as Vice President of Tredegar Investments, a venture capital investment company. Dr. Brennan was also executive vice president of CardioGenesis Corp., a medical device company, from June 1995 to December 1999, where he was responsible for domestic and international clinical programs, regulatory affairs, quality systems and scientific research activities. He currently serves on the board of Kilroy Realty Corporation, a REIT, and the boards of directors of a number of privately-held technology companies. Dr. Brennan received a B.A. in Chemistry and Biology and a Ph.D. in Biology from the University of California, Santa Cruz.

If elected, Dr. Brennan will hold office as a Class II director until our Annual Meeting of Stockholders to be held in 2010 or until his earlier death, resignation or removal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEE FOR CLASS II DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2007 Annual Meeting

James D. Merselis has served as our President, Chief Executive Officer and a member of our board of directors since June 2002. From June 1998 to March 2002, Mr. Merselis served as President and Chief Executive Officer at Micronics, a provider of custom lab card design, development and production services on behalf of clients worldwide. Mr. Merselis began his career in marketing and sales at Boehringer Mannheim, now Roche Diagnostics, where over the course of 22 years he held several senior management positions, including Senior Vice President, General Manager, and member of the board of directors. Mr. Merselis holds a B.S. in Biology from Nebraska Wesleyan University and completed the Advanced Management Program at Harvard Business School.

Richard P. Powers has served as a member of our board of directors since September 2005. Mr. Powers is currently vice president and CFO at Anesiva, Inc., a biotechnology company, and serves as a member of the board of directors of Cardica, Inc., a publicly-held medical device cardiovascular company, and Mongonet Inc., a privately-held technology company. Previously, Powers held the positions of executive vice president and CFO at CardioGenesis Corp., where he was also responsible for all international operations, and prior to that he was at Roche. Powers experience also includes 15 years at Syntex Corporation where his last position was senior vice president and CFO. Powers holds a master’s degree in business administration from the University of Rochester.

Harvey Schloss has served as a member of our board of directors since April 2006. He was managing director and chief operating officer of Mayfield Fund. He also served as vice president of finance and practice management systems for Wilson Sonsini Goodrich & Rosati. During his career, he served as the chief financial officer for several companies, including Callisma, Power Up Software Corporation, IntelliCorp Inc., BR Communications, and W.H. Freeman and Company. Mr. Schloss holds a master’s degree in international relations from New York University, and bachelor’s degree from the University of Rochester.

Robert D. Ulrich, PhD has served as a member of our board of directors since November 1997. Since October 1995, Dr. Ulrich has been a general partner at Vanguard Ventures, a venture capital firm. Dr. Ulrich currently serves on the boards of several privately-held companies. Dr. Ulrich holds a B.A. in Physics from Claremont Men’s College, now Claremont McKenna College, and an M.S. and a PhD in Polymer Science and Engineering from the University of Massachusetts.

Kurt C. Wheeler has served as a member of our board of directors since January 2002. Since February 2005, Mr. Wheeler has been a Managing Director of Clarus Ventures. Since February 2000, Mr. Wheeler has also served as a general partner at MPM Capital. Mr. Wheeler currently serves on the board of CryoCor, Inc. and Somaxon Pharmaceuticals, Inc., both publicly-held companies, as well as on the boards of several privately-held medical device and biotechnology companies. Mr. Wheeler holds a B.A. in Economics from Brigham Young University and an M.B.A. from Northwestern University, where he currently serves on the Kellogg Alumni Advisory Board.

PROPOSAL TWO—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of the Company’s financial statements for the fiscal year ending September 30, 2007. PricewaterhouseCoopers LLP audited the Company’s financial statements for the fiscal years 1997 through 2006. PricewaterhouseCoopers LLP is a registered public accounting firm.

The Board is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007. Although not required by law, by rules of AMEX, or the Company’s bylaws, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2007.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent registered public accounting firm. In addition to retaining PricewaterhouseCoopers LLP to audit the Company’s financial statements for fiscal year 2006, the Audit Committee retained PricewaterhouseCoopers LLP to provide other auditing and advisory services in fiscal year 2006. The Audit Committee understands the need for PricewaterhouseCoopers LLP to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by PricewaterhouseCoopers LLP in fiscal year 2006 and has concluded that the provision of such services was compatible with maintaining PricewaterhouseCoopers LLP’s independence in the conduct of its auditing functions.

To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees incurred by the Company for audit and non-audit services in fiscal years 2006 and 2005 were as follows:

Service Category	2006	2005
Audit Fees	$262,700	$644,000
Audit-Related Fees	—	—
Fees for Tax Services	31,250	30,540
All Other Fees	—	—

Total	$293,950	$674,540

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; and “fees for tax services” are fees for tax compliance, tax advice and tax planning. Included in Audit Fees are fees that were billed and unbilled for the fiscal year 2006 audit. For fiscal year 2005, audit fees include $464,000 for fees associated with our initial public offering. For fiscal year 2006, audit fees include $37,500 for fees associated with our equity offering in November 2005.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers and Senior Management

Set forth below is certain information concerning our named executive officers and other senior management of the Company as at the time of the Record Date.

Name	Age	Position(s)
James D. Merselis	52	President, Chief Executive Officer and Director
Gordon Sangster	54	Vice President, Finance and Chief Financial Officer
Timothy I. Still	41	Chief Commercial Officer

James D. Merselis has served as our President, Chief Executive Officer and a member of our board of directors since June 2002. From June 1998 to March 2002, Mr. Merselis served as President and Chief Executive Officer at Micronics, a provider of custom lab card design, development and production services on behalf of clients worldwide. Mr. Merselis began his career in marketing and sales at Boehringer Mannheim, now Roche Diagnostics, where over the course of 22 years he held several senior management positions, including Senior Vice President, General Manager, and member of the board of directors. Mr. Merselis holds a B.S. in Biology from Nebraska Wesleyan University and completed the Advanced Management Program at Harvard Business School.

Gordon Sangster has served as our Vice President, Finance and Chief Financial Officer since September 18, 2006. From August 2000 until September 2006, Mr. Sangster served as Vice President, Finance and Chief Financial Officer of A.P. Pharma, Inc. Mr. Sangster joined A.P. Pharma in April 1993 as Corporate Controller. Prior to that, Mr. Sangster held various corporate and international financial roles at Coopervision between 1983 and 1988 and at Raychem Inc. between 1988 and 1993.

Timothy I. Still has served as our Chief Commercial Officer since September 2006. Prior to that, he was our Executive Vice President, Sales and Marketing since June 2004. From October 1999 to May 2004, Mr. Still served as Vice President of Sales and Marketing at Cholestech, a manufacturer of point-of-care in vitro diagnostic equipment. Mr. Still joined Cholestech as Senior Director of Marketing in December 1997. Mr. Still was a Director of Global Marketing and Business Development for Boehringer Mannheim, now Roche Diagnostics, from 1992 to 1997. Mr. Still holds a B.S. in Biological Sciences from the University of California, Davis and an M.B.A. from the University of Southern California.

Summary Compensation Table

The following table sets forth summary compensation information for fiscal years 2006, 2005, and 2004 for the Company’s Chief Executive Officer and each of the other most highly compensated executive officers of the Company who were serving in such capacities as of September 30, 2006. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of 10% of their total annual compensation.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Number of Shares Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
James D. Merselis President and Chief Executive Officer	2006 2005 2004	278,000 252,000 233,909	166,727 85,562 111,343	10,625 31,160 38,869	245,000 — —	40,000 113,750 —	— — —	— — —

Paul Balsara (1) Former Vice President, Finance and Chief Financial Officer	2006 2005 2004	207,166 185,063 90,000	83,692 55,396 26,606	9,007 10,068 4,748	— — —	15,000 25,000 65,000	— — —	— — —

Maria C. Navarro (2) Executive Vice President Operations and Research and Development	2006 2005 2004	192,836 204,365 66,667	58,793 52,896 14,640	10,976 10,061 3,227	— — —	15,000 12,500 65,000	— — —	— — —

Gordon Sangster (3) Vice President, Finance and Chief Financial Officer	2006 2005 2004	8,958 — —	1,093 — —	— — —	— — —	60,000 — —	— — —	— — —

Timothy I. Still Chief Commercial Officer	2006 2005 2004	224,819 214,457 66,818	67,010 58,412 5,657	10,956 10,042 2,884	— — —	53,000 12,500 65,000	— — —	— — —

(1)	Mr. Balsara resigned effective September 30, 2006.
(2)	Ms. Navarro resigned effective September 1, 2006.
(3)	Mr. Sangster joined us starting September 18, 2006.

Option Grants in fiscal year 2006

The table below sets forth information concerning the stock options grants in fiscal year 2006 to the executive officers named in the Summary Compensation Table and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year terms thereof.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
					5%	10%
James D. Merselis	40,000	9.2%	6.23	2/6/2016	156,721	397,161
Paul Balsara	15,000	3.5%	6.23	5/1/2007	4,673	9,345
Maria C. Navarro	15,000	3.5%	6.23	12/1/2006	4,673	9,345
Gordon Sangster	60,000	13.8%	3.00	9/18/2016	113,201	286,874
Timothy I. Still	15,000	3.5%	6.23	2/6/2016	58,770	148,935
	38,000	8.8%	3.95	8/30/2016	94,397	239,221

Stock Option Exercises and Values for fiscal year 2006

The table below sets forth information concerning the number of stock options exercised in fiscal year 2006 and the value realized upon their exercise by the executive officers named in the Summary Compensation Table and the number and value of their unexercised stock options at September 30, 2006.

Name	Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At September 30, 2006 (#)		Value of Unexercised In-the-Money Options at September 30, 2006 ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James D. Merselis	—	—	243,567	79,308	355,351	68,961
Paul Balsara	—	—	82,394	4,167	119,842	3,906
Maria C. Navarro	—	—	59,508	—	85,513	—
Gordon Sangster	—	—	—	60,000	—	—
Timothy I. Still	—	—	59,508	70,992	85,513	30,736

(1)	The fair market value of a share of our common stock at the close of business on September 29, 2006, was $2.30.

Employment Agreements

We have entered into an employment agreement with James D. Merselis, our President and Chief Executive Officer. That agreement provides that in the event that Mr. Merselis is terminated without cause or constructively terminated he will receive salary continuation and payment of group healthcare premiums for a period of nine months. In the event that he is terminated without cause or constructively terminated prior to a change of control, he will also receive accelerated vesting of all then unvested shares subject to outstanding stock options. In the event that he is terminated without cause or constructively terminated following a change of control, he will receive accelerated vesting as to 50% of any then unvested shares subject to outstanding options.

All of our other employees are employed with us “at-will.” However, we have entered into agreements with Mr. Sangster and Mr. Still pursuant to which each of them will receive a lump-sum cash severance payment equal to 50% of their annual base salary in the event they are terminated without cause or resign for good reason within 12 months of a change of control transaction. In the event of a change of control, these executive officers will receive accelerated vesting of all then unvested shares subject to their outstanding options.

In addition, these executive officers will receive 12 months of accelerated vesting of shares subject to their outstanding stock options and salary continuation and payment of group term healthcare premiums for a period of six months in the event they are terminated without cause or resign for good reason.

For purposes of our agreements with these executive officers:

•	“change of control” includes our merger or combination with or into a third party or the sale or disposition of all or substantially all of our assets;

•	“termination without cause” means a termination for reasons other than an act of material dishonesty in performing the officer’s duties, a felony conviction, gross misconduct or a willful failure to substantially perform the officer’s duties; and

•	“resignation for good reason” means a reduction in the officer’s base compensation, a material reduction in responsibilities, perquisites or benefits or relocation to more than 50 miles from our current facility.

Equity Compensation Plan Information

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of September 30, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,247,013	$2.48	183,166
Equity compensation plans not approved by security holders	—	—	—
Total	1,247,013	$2.48	183,166

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the American Stock Exchange and the AMEX Health Products and Services Index for the period beginning on June 28, 2005, our first day of trading after our initial public offering, and ending on September 30, 2006.

*	The graph assumes that $100 was invested on June 28, 2005 in our common stock, the American Stock Exchange and the Amex Health Products and Services Index and that all dividends were reinvested. No dividends have been declared or paid on our common stock. Stock performance shown in the above chart for the common stock is historical and should not be considered indicative of future price performance. This graph was prepared by Research Data Group, Inc.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this proxy statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ JAMES D. MERSELIS
James D. Merselis President and Chief Executive Officer

San Jose, California

January 29, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HEMOSENSE, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of HemoSense, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated January 29, 2007 and hereby appoints James D. Merselis (our President and Chief Executive Officer) and Gordon Sangster (our Vice President, Finance and Chief Financial Officer), each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2007 Annual Meeting of Stockholders of HemoSense, Inc. to be held on March 14, 2007 at 12:00 p.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, PC located at 650 Page Mill Road, Palo Alto, California 94304, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

SEE REVERSE SIDE

FOLD AND DETACH HERE

				Please mark your votes as indicated		☒

1. Election of Director CLASS II NOMINEE:	FOR ☐	WITHHOLD ☐	2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
EDWARD F. BRENNAN, PH D

THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL’S NAME ABOVE			THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS II DIRECTOR; (2) FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S)	SIGNATURE(S)	DATE:	,	2007

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

FOLD AND DETACH HERE